SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF THE REPORT (Date of Earliest Event Reported): May 1, 1998


                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       PENNSYLVANIA                 0-17007                23-2486815
(STATE OR OTHER JURISDICTION    (COMMISSION FILE        (I.R.S. EMPLOYER
     OF INCORPORATION)               NUMBER)           IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (215) 735-4422



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)

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Item 5.  Other Events.

On May 1, 1998, the Registrant announced the formation of a strategic alliance with Fidelity Bond & Mortgage Company ("Fidelity") and Phoenix Mortgage Company("Phoenix"). First Republic Bank, a state member bank of the Federal Reserve System and a wholly-owned subsidiary of the Registrant, acquired 47% of Fidelity common stock, the shareholders of Phoenix acquired 33% of Fidelity common stock, and the existing Fidelity shareholders retained 20% of Fidelity common stock. A copy of the press release announcing this transaction is attached as Exhibit 99.1.





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

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  REPUBLIC FIRST BANCORP, INC.
                                                       (Registrant)


Dated:  May 8, 1998                               By: /s/ ROLF A. STENSRUD
                                                      Rolf A. Stensrud,
                                                      President







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